Exhibit 10

CONSENT AND SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED

FINANCING AND SECURITY AGREEMENT

THIS CONSENT AND SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of the 23rd day of May, 2013, by and among ARGAN, INC., a corporation organized and in good standing under the laws of the State of Delaware (“Argan”), SOUTHERN MARYLAND CABLE, INC., a corporation organized and in good standing under the laws of the State of Delaware, GEMMA POWER, INC., a corporation organized and in good standing under the laws of the State of Connecticut, GEMMA POWER SYSTEMS CALIFORNIA, INC., a corporation organized and in good standing under the laws of the State of California, GEMMA POWER SYSTEMS, LLC, a limited liability company organized and in good standing under the laws of the state of Connecticut (“Gemma”), GEMMA POWER HARTFORD, LLC, a limited liability company organized and in good standing under the laws of the State of Connecticut, jointly and severally (each a “Borrower”; and collectively, the “Borrowers”), and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).

RECITALS

A. Borrowers, VITARICH LABORATORIES, INC., a corporation organized and in good standing under the laws of the State of Delaware (“Vitarich”) and Lender are parties to a Second Amended and Restated Financing and Security Agreement dated as of December 11, 2006 (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”). Pursuant to that certain Consent and Release Agreement dated as of February 1, 2011, Lender consented to the release of Vitarich, from any and all liability under each of the Financing Documents. Lender has extended credit to Borrowers for the purposes permitted in the Financing Agreement.

B. GEMMA RENEWABLE POWER, LLC, a Delaware limited liability company (“Guarantor”), has guaranteed all of the Obligations of the Borrowers under the Financing Agreement pursuant to that certain Guaranty of Payment Agreement dated April 26, 2010, by Guarantor in favor of Lender, as amended, modified or restated from time to time.

C. Guarantor has entered into that certain Engineering, Procurement and Construction Agreement dated as of September 28, 2012, attached hereto as Exhibit A (as amended, restated, supplemented or otherwise modified from time to time, the “2013 EPC Contract”) with SOUTHERN SKY RENEWABLE ENERGY RAVENBROOK, LLC, a Delaware limited liability company (“Southern Sky”). The 2013 EPC Contract requires Argan to guaranty all payment and performance obligations of Guarantor under the 2013 EPC Contract pursuant to the terms of that certain Contractor Parent Guaranty attached hereto as Exhibit B (the “2013 EPC Guaranty”).

D. In addition, Gemma has entered into that certain Joint Venture Agreement dated as of May 9, 2013 attached hereto as Exhibit C (as amended, restated, supplemented or otherwise modified from time to time, the “JV Agreement”) with THE LANE CONSTRUCTION CORPORATION, a Connecticut corporation (“Lane Construction”) for the purpose of performance of that certain project awarded to Gemma on April 25, 2013 by Moxie Liberty LLC. The JV Agreement requires Argan to guaranty all payment and performance obligations of Gemma under the JV Agreement pursuant to the terms of that certain Guarantee attached hereto as Exhibit D (the “JV Guaranty”; together with the 2013 EPC Guaranty, collectively, the “Guarantees”).

E. Borrowers have requested that the Lender (i) amend the Financing Agreement to extend the Revolving Credit Expiration Date, (ii) consent to Gemma entering into the JV Agreement with Lane Construction, (iii) consent to the Guarantees, and (iv) make certain other revisions to the Financing Agreement as more fully set forth herein.

F. Although Lender is under no obligation to do so, Lender is willing to (i) amend the Financing Agreement to extend the Revolving Credit Expiration Date, (ii) consent to Gemma entering into the JV Agreement with Lane Construction, (iii) consent to the Guarantees, and (iv) amend certain provisions of the Financing Agreement on the terms and conditions set forth in this Agreement, subject to each Borrower’s compliance with the terms, covenants, and conditions set forth in this Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrowers and Lender agree as follows:

1. Recitals. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. Revolving Credit Expiration Date. The following term and its definition set forth in Section 1.1 of the Financing Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Revolving Credit Expiration Date” means May 31, 2015.

3. Consent.

(a) Subject to the terms of Section 13 below, the Lender hereby consents to Gemma entering into the JV Agreement with Lane Construction and to making such contributions pursuant to such JV Agreement as are required for Gemma to perform its obligations thereunder, and the Lender hereby agrees that Gemma entering into the JV Agreement with Lane Construction and the making of such contributions (i) shall not, in and of itself, constitute an “Event of Default” under Section 7.1 of the Financing Agreement, and (ii) will not violate the prohibitions in Section 6.2.6 of the Financing Agreement

(b) Subject to the terms of Section 13 below, the Lender hereby consents to Argan entering into each of the Guarantees, and agrees that the Guarantees (i) shall not, in and of themselves, constitute an “Event of Default” under Section 7.1 of the Financing Agreement, and (ii) will not violate the prohibitions in Sections 6.2.5 and 6.2.6 of the Financing Agreement.

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(c) The Lender’s consent to Gemma entering into the JV Agreement and to the Guarantees is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Financing Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Financing Document.

(d) Lender agrees that the contribution of the EPC Contract (as defined in the JV Agreement) to the joint venture formed under the JV Agreement is made free and clear of any lien in favor of Lender on the EPC Contract and the Lender hereby releases any such lien.

4. Affirmative Covenants. The Borrowers: (a) will notify Lender of any actual or threatened demand for payment under any of the Guarantees, and (b) will not amend any material term of the 2013 EPC Contract or the JV Agreement or secure Argan’s obligations under the Guarantees without prior written consent of the Lender.

5. Renewal Fee. In consideration of the Lender’s agreement to extend the Revolving Credit Facility and enter into this Agreement, the Borrowers agree to pay to the Lender at the time of the execution and delivery of this Agreement, a loan fee in the amount of Fifteen Thousand Dollars ($15,000) (the “Renewal Fee”). The Renewal Fee is considered earned when paid and is not refundable.

6. Additional Events of Default. In addition to those Events of Default specifically enumerated in the Financing Documents, the occurrence of any one or more of the following shall immediately constitute an Event of Default and shall entitle Lender to exercise all rights and remedies provided to the Lender under the terms of any of the other Financing Documents as a result of the occurrence of the same:

(a) the failure to comply with the terms of any covenant or agreement contained herein;

(b) any representation or warranty made in this Agreement shall prove to be false or misleading when made (or, if applicable, when reaffirmed) in any material respect; and

(c) the occurrence of any demand for payment under the 2013 EPC Guaranty, JV Guaranty, CSA Guaranty (as defined in that certain Consent among the Borrowers and Lender dated January __ 2012), EPC Guaranty (as defined in that certain Consent among the Borrowers and Lender dated November 21, 2011), the BOP Guaranty (as defined in that certain Consent among the Borrowers and Lender dated July 12, 2011), the Purchase Agreement (as defined in that certain Consent among the Borrowers and Lender dated March 9, 2011), or the PG&E Guaranty (as defined in that certain Consent among the Borrowers and Lender dated May 26, 2010) (each of the 2013 EPC Guaranty, JV Guaranty, CSA Guaranty, EPC Guaranty, BOP Guaranty, Purchase Agreement and PG&E Guaranty are hereinafter referred to collectively as “Third Party Guarantees”) for an aggregate amount for all such Third Party Guarantees in any time in excess of Ten Million Dollars ($10,000,000) and which demand for payment is not at all times being diligently contested by appropriate means by Borrower.

7. Subordination. The Borrowers hereby ratify and reaffirm Lender’s first priority perfected Lien under the Financing Documents, and confirm that each of the Guarantees, including the Third Party Guarantees, are unsecured.

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8. Limitation of Consent and Amendment.

(a) The consent and amendment set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Financing Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Financing Document.

(b) This Agreement shall be construed in connection with and as part of the Financing Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

9. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

10. Representations. Each Borrower hereby represents and warrants that:

(a) Borrowers have the power and authority to execute and deliver this Agreement and perform their respective obligations hereunder and have taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement

(b) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms;

(c) Except for those representations and warranties which relate to a specific date, all of Borrower’s representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of each Borrower’s execution of this Agreement and the Borrowers have performed or observed all of the terms, covenants, conditions and obligations of the Financing Agreement and the other Financing Documents, which are required to be performed or observed by any or all of them on or prior to the date hereof;

(d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender;

(e) The 2013 EPC Guaranty is unsecured. A true, complete and correct copy of the 2013 EPC Contract and the 2013 EPC Guaranty are attached hereto as Exhibit A and Exhibit B, respectively; and

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(f) The JV Guaranty is unsecured. A true, complete and correct copy of the JV Agreement and the JV Guaranty are attached hereto as Exhibit C and Exhibit D, respectively.

11. Fees and Expenses. The Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, the Renewal Fee and the reasonable fees and expenses of the Lender’s counsel.

12. Financing Documents; Governing Law; Etc. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

13. Acknowledgments. The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Documents and the Obligations, each Borrower hereby waiving and releasing any claims to the contrary. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby or other Financing Documents. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations

In addition, each Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of each Borrower under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement.

14. Effectiveness. This Agreement shall be deemed effective upon (a) the due execution and delivery to Lender of this Agreement by each party hereto, and (b) Borrowers’ payment of Lender’s legal fees and expenses in connection with this Agreement.

15. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

Borrowers:

WITNESS/ATTEST:	ARGAN, INC.

	By:		(Seal)
Rainer Bosselmann
Chairman of the Board and President

WITNESS/ATTEST:	SOUTHERN MARYLAND CABLE, INC

	By:		(Seal)
Arthur Trudel
Vice President and Treasurer

WITNESS/ATTEST:	GEMMA POWER, INC.

	By:		(Seal)
Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS CALIFORNIA, INC.

	By:		(Seal)
Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS, LLC

	By:		(Seal)
Daniel Martin
Manager

WITNESS/ATTEST:	GEMMA POWER HARTFORD, LLC

	By:		(Seal)
Daniel Martin
Manager

Lender:

WITNESS:	BANK OF AMERICA, N.A.

	By:		(Seal)
Michael J. Radcliffe
Senior Vice President

AGREEMENT OF GUARANTOR

The undersigned is the “Guarantor” under a Guaranty of Payment Agreement, dated April 26, 2010 (as amended, modified, substituted, extended and renewed from time to time, the “Guaranty”), in favor of the Lender. In order to induce the Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrowers under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.

WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS/ATTEST:	GEMMA RENEWABLE POWER, LLC

	By:		(SEAL)
Arthur Trudel
Chief Financial Officer

Exhibit A

2013 EPC CONTRACT

Exhibit B

2013 EPC GUARANTY

Exhibit C

JV AGREEMENT

Exhibit D

JV GUARANTY